SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549





                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                              Date of Report:
                               June 5, 1996




                                SALOMON INC
          (Exact name of registrant as specified in its charter)




     Delaware              I-4346                 22-1660266
(State of Incorporation)  (Commission File No.)  (I.R.S. Employer
                                                 Identification No.)


 Seven World Trade Center, New York, New York            10048
(Address of Principal Executive Offices)               (Zip Code)



                              (212) 783-7000
                       (Registrant's Telephone No.)



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements

               NONE

          (b)  Pro Forma Financial Information

               NONE

          (c)  Exhibits


               4. Form of Resettable Exchangeable Standard & Poor's 500 Index Notes ("SPINS") Due 2001


                                  Page 2

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Salomon Inc
                                                  (Registrant)


Date:   June 19, 1996                        /s/ Richard J. Carbone
                                             -----------------------------
                                             Richard J. Carbone
                                             Principal Accounting
                                             Officer and Controller


                                  Page 3

EXHIBIT INDEX



Exhibit 4 Form of Resettable Exchangeable Standard & Poor's Index Notes ("SPINS") Due 2001

                                    Page 4